                                                                    EXHIBIT 99.2
                             LETTER OF TRANSMITTAL
                                   TO TENDER
              11 1/4% SERIES C SENIOR SUBORDINATED NOTES DUE 2007
                                       OF

                               MMI PRODUCTS, INC.
                                      FOR
              11 1/4% SERIES B SENIOR SUBORDINATED NOTES DUE 2007
  PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED                   , 1999

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON                     (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER
IS EXTENDED OR EARLIER TERMINATED BY MMI.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                       U.S. TRUST COMPANY OF TEXAS, N.A.

                                  Deliver to:
               U.S. Trust Company of Texas, N.A., Exchange Agent

                                                                       By Registered or
     By Overnight Courier:                 By Hand:                     Certified Mail:

      U.S. Trust Company              U.S. Trust Company              U.S. Trust Company
        of Texas, N.A.                  of Texas, N.A.                  of Texas, N.A.
         770 Broadway                    111 Broadway                    P.O. Box 841
 13th Floor -- Corporate Trust            Lower Level                   Cooper Station
          Operations                  New York, New York              New York, New York
      New York, New York                  10006-1906                      10276-0841
          10003-9598            Attn: Corporate Trust Services  Attn: Corporate Trust Services
Attn: Corporate Trust Services

                   By Facsimile (for Eligible Institutions):
                                 (212) 420-6504
                               For Information or
                           Confirmation by Telephone:
                                 (800) 225-2398

    (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail,
                   by hand or by overnight delivery service)

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     IF YOU WISH TO EXCHANGE 11 1/4% SERIES C SENIOR SUBORDINATED NOTES DUE 2007, FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF 11 1/4% SERIES B SENIOR SUBORDINATED NOTES DUE 2007, PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) THE SERIES C NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                          SIGNATURES MUST BE PROVIDED.

     PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING
                          THIS LETTER OF TRANSMITTAL.

                     DESCRIPTION OF TENDERED SERIES C NOTES

------------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                                   AGGREGATE
 AS THEY APPEAR ON THE 11 1/4% SERIES C SENIOR SUBORDINATED       CERTIFICATE       PRINCIPAL AMOUNT
                       NOTES DUE 2007                              NUMBER(S)        OF SERIES C NOTES
                 (PLEASE FILL IN, IF BLANK)                    OF SERIES C NOTES        TENDERED
------------------------------------------------------------------------------------------------------

                                                              ------------------------------------

                                                              ------------------------------------

                                                              ------------------------------------

                                                              ------------------------------------
                                                                TOTAL PRINCIPAL
                                                              AMOUNT OF SERIES C
                                                                NOTES TENDERED
------------------------------------------------------------------------------------------------------

LADIES AND GENTLEMEN:

     1. The undersigned hereby tenders to MMI Products, Inc., a Delaware corporation ("MMI"), the 11 1/4% Series C Senior Subordinated Notes due 2007 (the "Series C Notes"), described above pursuant to MMI's offer of $1,000 principal amount of 11 1/4% Series B Senior Subordinated Notes due 2007 (the "Series B Notes"), in exchange for each $1,000 principal amount of the Series C Notes, upon the terms and subject to the conditions contained in the Prospectus
dated           , 1999 (the "Prospectus"), receipt of which is hereby
acknowledged, and in this Letter of Transmittal (which together constitute the "Exchange Offer").

     2. The undersigned hereby represents and warrants that such person has full authority to tender the Series C Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by MMI to be necessary or desirable to complete the tender of the Series C Notes.

     3. The undersigned understands that the tender of the Series C Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and MMI as to the terms and conditions set forth in the Prospectus.

     4. Unless the box under the heading "Special Registration Instructions" is checked, the undersigned hereby represents and warrants that:

          (i) the Series B Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, whether or not the undersigned is the holder;

          (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of such Series B Notes;

          (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Series B Notes; and

          (iv) neither the holder nor any such other person is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), of MMI.

     5. The undersigned may, if, and only if, unable to make all of the representations and warranties contained in Item 4 above, elect to have its Series C Notes registered in the shelf registration described in the Registration Rights Agreement, dated as of February 12, 1999, among MMI and Bear, Stearns & Co. Inc. in the form filed as an exhibit to the Registration Statement (the "Registration Agreement") (all terms used in this Item 5 with their initial letters capitalized, unless otherwise defined herein, shall have the meanings given them in the Registration Agreement). Such election may be made by checking the box under "Special Registration Instructions" on page 5. By making such election, the undersigned agrees, as a holder of Transfer Restricted Securities participating in a shelf registration, to indemnify and hold harmless MMI, its directors, officers, representatives and agents and each person, if any, who controls MMI within the meaning of either Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including, without limitation, any legal or other expenses incurred in connection with defending or investigating any matter), joint or several, or any action in respect thereof, to which MMI, or any such director, officer, representative, agent or controlling person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such loss, liability, claim, damage or expense arises out of, or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or the Prospectus or in any amendment thereof or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the undersigned furnished to MMI in writing by or on behalf of the undersigned expressly for use therein. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provision of the Registration Agreement is not intended to be exhaustive and is qualified in its entirety by reference to the Registration Agreement.

     6. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Series B Notes. If the undersigned is a broker-dealer that will receive Series B Notes for its own account in exchange for the Series C Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Series B Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and the Series C Notes held for its own account were not acquired as a result of market-making or other trading activities, such Series C Notes cannot be exchanged pursuant to the Exchange Offer.

     7. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

     8. Unless otherwise indicated herein under "Special Delivery Instructions," the certificates for the Series B Notes will be issued in the name of the undersigned.

                         SPECIAL DELIVERY INSTRUCTIONS
                              (See Instruction 1)

     To be completed ONLY IF the Series B Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

     Mail [ ]     Issue [ ]     (check appropriate boxes) certificates to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address:
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       SPECIAL REGISTRATION INSTRUCTIONS
                                  (See Item 5)

     To be completed ONLY IF (i) the undersigned satisfies the conditions set forth in Item 5 above, (ii) the undersigned elects to register its Series C Notes in the shelf registration described in the Registration Agreement, and
(iii) the undersigned agrees to indemnify certain entities and individuals as set forth in the Registration Agreement and summarized in Item 5 above.

     [ ] By checking this box the undersigned hereby (i) represents that it is unable to make all of the representations and warranties set forth in Item 4 above, (ii) elects to have its Series C Notes registered pursuant to the shelf registration described in the Registration Agreement, and (iii) agrees to indemnify certain entities and individuals identified in, and to the extent provided in, the Registration Agreement and summarized in Item 5 above.

                       SPECIAL BROKER-DEALER INSTRUCTIONS
                                  (See Item 6)

     [ ] Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.

Name:
          ------------------------------------------------------------
                                 (PLEASE PRINT)
Address:
          ------------------------------------------------------------
          ------------------------------------------------------------
          ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                                   SIGNATURE

     To be completed by all exchanging noteholders. Must be signed by registered holder exactly as name appears on the Series C Notes. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

X
  ------------------------------------------------------------------------------
X
  ------------------------------------------------------------------------------
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATURE
Dated:
      --------------------------------------------------------------------------
Name(s):
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)
Capacity:
         -----------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)
Area Code and Telephone
No.:
    ---------------------------------------------------------------------------

               SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 1)

        Certain Signatures Must be Guaranteed by an Eligible Institution

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)
Dated:
      --------------------------------------------------------------------------

                      PLEASE READ THE INSTRUCTIONS BELOW,
                WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

     1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Exchange Act (an "Eligible Institution") unless the box entitled "Special Registration Instructions" or "Special Delivery Instructions" above has not been completed or the Series C Notes described above are tendered for the account of an Eligible Institution.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SERIES C NOTES. The Series C Notes, together with a properly completed and duly executed Letter of Transmittal (or copy thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

     THE METHOD OF DELIVERY OF SERIES C NOTES AND THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR SERIES C NOTES SHOULD BE SENT TO MMI. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

     3. SIGNATURE ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than a registered holder of any Series C Notes, such Series C Notes must be endorsed or accompanied by appropriate bond powers, signed by such registered holder exactly as such registered holder's name appears on such Series C Notes.

     If this Letter of Transmittal or any Series C Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by MMI, proper evidence satisfactory to MMI of their authority to so act must be submitted with this Letter of Transmittal.

     4. MISCELLANEOUS. All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Series C Notes will be determined by MMI in its sole discretion, which determination will be final and binding on all parties. MMI reserves the absolute right to reject any or all Series C Notes not properly tendered or any Series C Notes MMI's acceptance of which would, in the opinion of counsel for MMI, be unlawful. MMI also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Series C Notes. MMI's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Series C Notes must be cured within such time as MMI shall determine. Neither MMI, the Exchange Agent, nor any other person shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. Tenders of Series C Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Series C Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof as soon as practicable following the Expiration Date.